Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD



This report is not to be distributed unless preceded or accompanied by a prospectus.

    Legg Mason Wood Walker, Incorporated
---------------------------------------------
          111 South Calvert Street
 P.O. Box 1476, Baltimore, MD 21203-1476
     410 (bullet) 539 (bullet) 0000


[recycled logo] Printed on Recycled Paper
LMF-009
11/96



                             Report to Shareholders
                            For the Six Months Ended
                               September 30, 1996

                                      The
                                   Legg Mason
                                    Special
                                   Investment
                                  Trust, Inc.
                                Navigator Class




                           Putting Your Future First

                               [Legg Mason Logo]
                                     FUNDS

To Our Shareholders,

     The Special Investment Trust's net asset value per share rose 2.7% from $25.81 to $26.51 in the quarter ended September 30, 1996. That gain compares to total returns (appreciation plus reinvested dividends) of 1.2% on the Value Line index of 1700 stocks and 3.1% on Standard & Poor's 500 stock composite index during the same period. In the nine months through September 30, the Trust's total return was 19.8%, compared to returns of 9.7% and 13.5% on the Value Line and Standard & Poor's indices.

     On a longer-term basis, an investment of $10,000 in the Trust's Navigator Class from inception in December, 1994, would have grown to $14,792 by September 30, 1996 (assuming reinvestment of dividends and distributions), an average annual return of 23.8%.

     Beginning on the next page, Bill Miller, the Trust's portfolio manager, comments on the investment outlook.

                                   Sincerely,
                                   /s/ John F. Curley, Jr.
                                   -----------------------
                                   John F. Curley, Jr.
                                   President

November 8, 1996

Portfolio Manager's Comments
     Your fund rose 2.71% in the third quarter. This brings our year to date return to 19.84%. Our return over the past twelve months is 19.93%. Comparative data are as follows:

                                    3 months 9 months  1 year
---------------------------------------------------------------
Special Investment Trust              2.71%   19.84%   19.93%
Small Company Funds(dagger)           1.76    17.20    18.40
Mid-Cap Funds(dagger)                 3.25    14.77    16.72
General Equity Funds(dagger)          2.61    13.73    16.90
S&P 500                               3.09    13.49    20.32
Dow Jones Industrial Average          4.64    16.95    25.72
Russell 2000                          0.34    10.73    13.13

     What these numbers show is that in the third quarter big stocks performed much better than small and mid-sized companies. The sharp market correction we saw in July hit smaller companies hard, and they have not recovered as quickly as the large companies that make up the Dow and the S&P 500. The big stock indices have recently moved to new highs, while the Russell remains about 5% below its high.
     As you can see, our results compare favorably to the Russell and to the results of reasonably similar funds over most of the periods listed above. We believe our portfolio represents excellent long-term value and are optimistic about the prospects of the companies we hold on your behalf.
     With the indices hovering at record round numbers, 6000 on the Dow and 700 on the S&P, the fears that engulfed the market during the correction in July have become a distant memory. As we indicated in our last letter, we believed that those fears--which related to incipient wage inflation--were misplaced and that the Federal Reserve had no need to raise interest rates. When the Fed left rates unchanged at its August and September meetings, those fears receded and stocks rallied.
     Most economists still appear to expect a rate increase, only now they expect it after the election. They believe the economy is operating so close to capacity that the risk of inflation remains high, and that the Fed should raise rates to insure the economy does not overheat. We continue to disagree. We think the economy is slowing, and that the risk to stocks is not an overheating economy and rising inflation, but an economy that weakens unexpectedly. This is not an outcome we expect, but we believe it more likely than the alternative.
     The number and variety of quality companies having earnings difficulties, such as AT&T, Motorola, Kellogg, Hewlett Packard, Whirlpool, Albertson's (the list could be expanded but you get the drift), presages, we think, broader difficulty in achieving profitable growth. Most companies have gone through the downsizing and restructuring that has been so much in the news. Cost cutting, coupled with solid economic growth, has resulted in strong profit increases, high returns on equity, and record cash generation for the S&P 500.
     Going forward, however, we think growth for many companies will be much harder to achieve. It will have to be fueled by new products and volume growth, not cost cutting and certainly not price increases. The consequences of a low inflation, low nominal growth environment will become evident as the ability to further wring out costs becomes more difficult.
     Consumer spending makes up two thirds of GDP and is the primary driver of economic growth. With unemployment low and consumer confidence high, many economists think the consumer will continue to fuel above trend growth. Demographics and debt augur otherwise. The number of people turning 25 years old drops sharply next year and for several years thereafter. This demographic group is closely correlated with household formations and spending on consumer durables. Moreover, personal consumption expenditures' growth has outstripped income growth for most of the past 4 years, leaving the average consumer with near record debt. Reported bankruptcies are up sharply, and credit card delinquencies were also rising before declining in the second quarter.
     The 76 million baby boomers are now mostly in their 40s and have begun to reduce their spending and increase their savings for retirement. We think these factors will lead to subdued consumer spending, sluggish growth, and increasing earnings difficulties over the next year or so. We do not expect an end to the expansion, just a deceleration from above trend to below trend growth.


(dagger)As measured by Lipper Analytical Services, Inc.

     Earnings  have been the elan vital of this bull market since the lows in
October 1990.   Whenever   earnings   have   flagged,   interest   rates  have
dropped, simultaneously   providing   valuation   support  to  the  market  and
raising expectations about future earnings. There is still considerable room for short rates to decline if the economy begins to sag, and some room for long rates to come down. But the bulk of the interest rate-driven moves we have periodically experienced since the secular peak in rates in 1981 have about run their course.
     The slow growth, low inflation environment of the past 6 years has been accompanied by a little noticed, but extremely important trend: decline in the volatility of most economic data. Volatility is important because it is associated with risk. Many academics believe that it is the same thing as risk, at least insofar as stock prices are concerned. (Risk is the subject of Peter Bernstein's wonderful new book, Against the Gods: The Remarkable Story of Risk.)
     The generation of investors who entered the markets after the late 1960s grew up with volatility. Interest rates soared then crashed, inflation went from 3% to double digits and back to 3%. Stocks collapsed in the '70s, soared in the '80s, crashed in '87 and now have moved back to record highs. Farmland prices, oil, Latin debt and currencies, all have exhibited high volatility over the years. That began to change this decade. One of the reasons we went 6 years without a 10% correction in stocks was because the economy grew steadily with low volatility. Stock price volatility in this decade has been among the lowest on record.
     Recent U.S. inflation volatility has been only one-quarter of that which existed in the late 1980s and one-third that of the early 1990s. The volatility of inflation is now at 30 year lows. Changes in commodity price volatility have led to changes in inflation volatility consistently since 1971. Commodity price volatility is at 27 year lows and remains in a downward trend. Inflation volatility is thus not likely to reverse soon.
     The low volatility of inflation has led to record low volatility in short-term interest rates. We think it will soon extend to long rates, much to the consternation of bond traders, for whom volatility provides a livelihood.
     Most importantly for equity investors, the volatility of economic growth has declined. For all the ink spilled about its direction and growth rate, the U.S. economy has had only 8 months of recession since 1982. This is in sharp contrast to the familiar boom and bust pattern usually coinciding with the Presidential election cycle. The economy now appears to be on a path of moderate, sustained growth. This has important implications for stock selection.
     Many investors think about investing in relation to the economic cycle. Retailers, apparel, and autos are so-called early cycle stocks, while paper, chemicals, and steels are late cycle companies. Food, beverages, and drug stocks are defensive names; you are supposed to own them when the economy is on the brink of recession. If the economy is becoming much less cyclical, as we believe, all this rotation from one stock group to another becomes much less effective, even counterproductive.
     We think the move to low economic volatility will be with us for some time. Careful attention to valuation and stock selection will be the keys to above average results.
     With only 8 months of recession in 15 years, unemployment down, inflation at 30 year lows, and the deficit half what it was 4 years ago, the population should be basking in prosperity's glow. Growth has been the exception throughout most of recorded human history, as the Nobel laureate Douglas North has pointed out. One would think people would notice when the economy has been performing unusually well. But not so.
     In a fine article called "A Nation that Poor Mouths Its Own Boom," the Washington Post (October 13, 1996) reported the following:
     "The average American thinks the number of jobless is four times higher than it actually is. Nearly 1 in 4 believes the current unemployment rate tops 25%--the proportion of Americans . . . out of work at the worst of the Great Depression. They believe prices are rising four times faster than they really are and that the federal budget deficit is higher, not lower, than it was five years ago. And 7 in 10 say there are fewer jobs than there were five years ago."
     It may be that this cognitive dissonance accounts for the pessimism that habitually surrounds the stock market, at least among the pundits quoted so often in the press. If people really have the beliefs the Post describes, they must surely be surprised when the market does well. They would probably believe that the market is significantly overvalued and that a bear market is imminent.
     Bear markets happen when things go wrong in the economy: profits decline, inflation increases, interest rates rise, etc. If these things happen, stocks will undoubtedly come under pressure. There is little evidence that the economy is on other than a moderate growth trajectory. If that is so, then stocks should continue to provide acceptable returns.
     We think, though, that after nearly two years of dramatically above trend results, stock returns will moderate over the next year or so. Profits look to be up in the single digits next year and we think it likely stock returns will track profits growth. Reasonable expectations for the market are for returns of 8-10%, including dividends. If this is right, we would hope to do somewhat better, since the companies in our portfolio trade at large discounts to the market, while having what we believe to be above average profit growth potential.
     During the quarter, we continued to focus the portfolio by reducing our number of holdings. CalFed was the subject of a takeover offer, Pioneer Group appeared fairly valued, and we took profits in our Argentine bond position. The other issues sold were smaller positions. We bought three stocks: Calpine, an independent power company, Cidco, which makes telephone equipment, and Madge Networks, a high technology supplier of switches and other internet working products. The latter two companies stock prices had fallen sharply this year due to earnings disappointments. The heavy selling by momentum investors provided us with an opportunity to buy shares at bargain prices. Calpine was a new issue that was priced at a discount to one of our other holdings, Calenergy.
     As always, we appreciate your support and welcome your comments.


                                                         Bill Miller, CFA


November 4, 1996
DJIA 6041.68

Performance Information
Legg Mason Special Investment Trust, Inc.

Total Return for One, Five , Ten Years and Life of Fund, as of September 30, 1996

     The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
     The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.
     Total returns as of September 30, 1996 were as follows:

                                     Cumulative  Average Annual
                                    Total Return  Total Return
-----------------------------------------------------------------
Primary Class:
  One Year                                +18.66%      +18.66%
  Five Years                              +89.24       +13.61
  Ten Years                              +272.08       +14.04
  Life of Class(dagger)                  +286.11       +13.38

Navigator Class:
  One Year                                +19.93%      +19.93%
  Life of Class(dagger)(dagger)           +47.92       +23.77


---------------
        (dagger)Primary Class inception--December 30, 1985
(dagger)(dagger)Navigator Class inception--December 1, 1994

Legg Mason Special Investment Trust, Inc.

Selected Portfolio Performance

Biggest gainers for the 3rd quarter 1996*
------------------------------------------------------------
 1. InaCom Corp.                                     +82.7%
 2. Western Digital Corporation                      +53.6%
 3. Gateway 2000, Inc.                               +40.8%
 4. Mac Frugal's Bargains (bullet) Close-outs Inc.   +33.1%
 5. Conseco Inc.(A)                                  +26.3%
 6. Calenergy, Inc.                                  +25.0%
 7. Washington Mutual, Inc.                          +24.7%
 8. Standard Federal Bancorporation                  +18.8%
 9. Enhance Financial Services Group Inc.            +17.9%
10. CUC International, Inc.(B)                       +16.5%


Biggest laggers for the 3rd quarter 1996*
------------------------------------------------------------
 1. Somatix Therapy Corporation Warrants             -89.1%
 2. Somatix Therapy Corporation                      -39.5%
 3. Players International, Inc.                      -21.8%
 4. Value Health, Inc.                               -20.6%
 5. Hollywood Park, Inc.                             -19.5%
 6. Cott Corporation Quebec                          -19.3%
 7. America Online, Inc.                             -18.6%
 8. Sunrise Medical, Inc.                            -17.5%
 9. Boomtown Inc.                                    -15.4%
10. Salant Corporation                               -15.1%

  * Securities held for the entire quarter.
(A) Formerly Life Partners Group, Inc.
(B) Formerly Ideon Group Incorporated



Portfolio Changes

Securities Added
-----------------------------------------------------------
Calpine Corporation
Cidco, Inc.
Madge Networks N.V.

Securities Sold
-----------------------------------------------------------
Cal Fed Bancorp Inc.
Leucadia National Corporation
Pioneer Group, Inc.
Republic of Argentina Par Bonds
  5.25% 3-31-23
Salant Corporation Class B Warrants
Stratosphere Corporation
Targeted Genetics Corporation
Walden Residential Properties, Inc.
World Color Press, Inc.

Portfolio of Investments
Legg Mason Special Investment Trust, Inc.
September 30, 1996  (Unaudited)

(Amounts in Thousands)                  Shares    Value
---------------------------------------------------------
Common Stocks and Equity Interests -- 96.9%
      Advertising -- 4.4%
      WPP Group P.L.C.                   10,200  $ 37,438
      WPP Group P.L.C. ADR                   89     3,260
                                                 --------
                                                   40,698
                                                 --------
      Apparel -- 0.2%
      Salant Corporation                    450     1,406(A)
                                                 --------
      Banking -- 2.6%
      Grupo Financiero Serfin S.A.
        de C.V. ADR                       1,363     6,472(A)
      Peoples Heritage Financial
        Group, Inc.                         750    17,531
                                                 --------
                                                   24,003
                                                 --------
      Biotechnology -- 0.9%
      Somatix Therapy Corporation         1,980     8,539(A,B)
      Somatix Therapy Corporation Warrants  152        48(A,B)
                                                 --------
                                                    8,587
                                                 --------
      Broadcast Media -- 0.7%
      Argyle Television, Inc.               225     6,328(A)
                                                 --------
      Computer Services and Systems-- 22.3%
      America Online, Inc.                1,350    48,094(A)
      Bell & Howell Company                 303     9,611(A)
      Gateway 2000, Inc.                    500    23,937(A)
      InaCom Corp.                          805    27,571(A,B)
      Intergraph Corporation                955    10,505(A)
      Madge Networks N.V.                 1,925    24,303(A)
      Storage Technology Corporation        900    34,088(A)
      Western Digital Corporation           700    28,088(A)
                                                 --------
                                                  206,197
                                                 --------
      Energy -- 2.9 %
      Calenergy, Inc.                       750    23,906(A)
      Calpine Corporation                   165     2,640(A)
                                                 --------
                                                   26,546
                                                 --------

      Entertainment -- 8.5%
      Boomtown Inc.                         900     3,712(A,B)
      Circus Circus Enterprises, Inc.       825    29,184(A)
      Hollywood Park, Inc.                1,775    13,756(A,B)
      Mirage Resorts, Incorporated          575    14,037(A)
      Players International, Inc.         2,400    18,300(A,B)
                                                 --------
                                                   78,989
                                                 --------




(Amounts in Thousands)                  Shares    Value
---------------------------------------------------------
      Finance -- 6.1%
      Federal National Mortgage Association 375  $ 13,078
      Mego Financial Corporation Warrants   300     2,190(A,B,C)
      The Bear Stearns Companies Inc.       525    12,206
      United Asset Management Corporation 1,238    29,248
                                                 --------
                                                   56,722
                                                 --------
      Food, Beverage and Tobacco -- 3.3%
      Cott Corporation Quebec             4,100    31,006(B)
                                                 --------
      Health Care --  7.7%
      Magellan Health Services, Inc.        950    19,713(A)
      Physician Corporation of America    1,520    18,430(A)
      Sunrise Medical, Inc.                 872    13,848(A)
      Value Health, Inc.                  1,041    19,524(A)
                                                 --------
                                                   71,515
                                                 --------
      Insurance -- 14.1%
      CMAC Investment Corporation           400    25,400
      Conseco Inc.                          517    25,484
      Enhance Financial Services Group Inc. 550    18,150
      John Alden Financial Corp.            975    20,109
      Orion Capital Corporation             590    30,459
      PennCorp Financial Group, Inc.        354    11,423
                                                 --------
                                                  131,025
                                                 --------
      Manufacturing -- 2.1%
      Briggs & Stratton Corporation         227    10,073
      Danaher Corporation                   236     9,764
                                                 --------
                                                   19,837
                                                 --------
      Miscellaneous -- 1.2%
      Olsen & Associates AG                 300     2,390(A,C)
      Stewart Enterprises, Inc.             253     8,522
                                                 --------
                                                   10,912
                                                 --------
                                                                              7

Legg Mason Special Investment Trust, Inc.

(Amounts in Thousands)                    Shares   Value
---------------------------------------------------------
      Real Estate -- 1.8%
      Resource Mortgage Capital Corporation 684  $ 16,250
                                                 --------

      Savings and Loan -- 6.4%
      Standard Federal Bancorporation       660    30,200
      Washington Mutual, Inc.               770    28,683
                                                 --------
                                                   58,883
                                                 --------
      Specialized Services -- 3.1%
      CUC International, Inc.               722    28,774(A)
                                                 --------
      Specialty Retail -- 7.2%
      Home Shopping Network, Inc.         3,108    32,240(A)
      Mac Frugal's Bargains (bullet)
        Close-outs Inc.                   1,453    34,332(A,B)
                                                 --------
                                                   66,572
                                                 --------
      Telecommunications -- 1.4%
      Cidco, Inc.                           639    13,253(A)
                                                 --------
      Total Common Stocks and Equity
         Interests
         (Identified Cost-- $628,934)             897,503
---------------------------------------------------------
Preferred Shares -- 0.2%
      Mego Financial Corporation
         Series A 12% Cum.
         (Identified Cost -- $2,000)         200    2,000(B,C)

---------------------------------------------------------


                                  Principal
(Amounts in Thousands)             Amount        Value
---------------------------------------------------------
Repurchase Agreement -- 2.8%
  Prudential Securities, Inc.
    5.75% dated 9-30-96, to be
    repurchased at $26,072 on
    10-1-96 (Collateral: $35,000
    Government National
    Mortgage Association
    Mortgage-backed securities,
    7.5% due 1-15-23,
    value $26,991)
    (Identified Cost-- $26,068)    $26,068       $ 26,068
---------------------------------------------------------
  Total Investments -- 99.9%
    (Identified Cost-- $657,002)                 $925,571
                                                 ========

(A) Non-income producing
(B) Affiliated Companies -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer.
(C) Private placement
    See notes to financial statements.

Statement of Assets and Liabilities
Legg Mason Special Investment Trust, Inc.
September 30, 1996  (Unaudited)



(Amounts in Thousands)
-------------------------------------------------------------------------------
Assets:
      Investments at value:
        Affiliated companies (Identified Cost -- $135,743)   $141,455
        Other securities (Identified Cost -- $521,259)        784,116
                                                             --------
                                                                       $925,571
      Receivable for:
        Investments sold                                                    185
        Fund shares sold                                                  2,769
        Dividends and interest                                              991
      Other assets                                                           39
                                                                       --------
          Total assets                                                  929,555

Liabilities:
      Payable for:
        Investments purchased                                               848
        Fund shares repurchased                                             843
      Accrued expenses                                                      348
      Due to adviser and distributor                                      1,244
                                                                       --------
          Total liabilities                                               3,283
-------------------------------------------------------------------------------
      Net assets                                                       $926,272
                                                                       ========


Analysis of Net Assets:
      Accumulated paid-in capital applicable to:
        33,797 Primary shares oustanding                               $613,282
        1,574 Navigator shares outstanding                               32,157
      Accumulated net operating loss                                     (3,273)
      Undistributed net realized gain on investments                     15,537
      Unrealized appreciation of investments                            268,569
-------------------------------------------------------------------------------
      Net assets                                                       $926,272
                                                                       ========
      Net asset value per share:
        Primary Class                                                  $  26.17
                                                                       ========
        Navigator Class                                                $  26.51
                                                                       ========

      See notes to financial statements.

Statement of Operations
Legg Mason Special Investment Trust, Inc.
For the Six Months Ended September 30, 1996  (Unaudited)



(Amounts in Thousands)
----------------------------------------------------------------------------------------------------
Investment Income:
      Dividends:
        Affiliated companies                                              $   243
        Other securities (net of foreign taxes withheld of $28)             3,581
      Interest                                                              1,284
                                                                          -------
          Total investment income                                                           $ 5,108
Expenses:
      Investment advisory fee                                               3,437
      Distribution and service fees                                         4,222
      Transfer agent and shareholder servicing expense                        390
      Custodian fee                                                           119
      Reports to shareholders                                                 108
      Legal and audit fees                                                     52
      Registration fees                                                        50
      Directors' fees                                                           5
      Other expenses                                                           22
                                                                          -------
                                                                            8,405
          Less expenses reimbursed                                            (24)
                                                                          -------
          Total expenses, net of reimbursement                                                8,381
                                                                                            -------
      Net Operating Loss                                                                     (3,273)

Net Realized and Unrealized Gain on Investments:
        Realized gain on investments                                       16,245
        Increase in unrealized appreciation of investments                 55,501
                                                                          -------
      Net Realized and Unrealized Gain on Investments                                        71,746
----------------------------------------------------------------------------------------------------
      Increase in Net Assets Resulting from Operations                                      $68,473
                                                                                            =======


      See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Special Investment Trust, Inc.

                                                                                          For the               For the
                                                                                     Six Months Ended          Year Ended
(Amounts in Thousands)                                                             September 30, 1996       March 31, 1996
---------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)
Change in Net Assets:
      Net investment income (loss)                                                        $ (3,273)             $    123
      Net realized gain on investments                                                      16,245                42,151
      Increase in unrealized appreciation of investments                                    55,501               141,013
                                                                                          --------              --------
      Increase in net assets resulting from operations                                      68,473               183,287
      Distributions to shareholders from:
        Net investment income:
          Primary Class                                                                         --                   (96)
          Navigator Class                                                                       --                   (27)
        Net realized gain on investments:
          Primary Class                                                                    (30,162)              (14,508)
          Navigator Class                                                                   (1,330)                 (832)
        Increase in net assets from Fund share transactions:
          Primary Class                                                                     57,234                19,357
          Navigator Class                                                                    4,086                 2,574
                                                                                          --------              --------
      Increase in net assets                                                                98,301               189,755

Net Assets:
      Beginning of period                                                                  827,971               638,216
---------------------------------------------------------------------------------------------------------------------------
      End of period (net of accumulated net operating
        losses of $3,273 and $0, respectively)                                            $926,272              $827,971
                                                                                          ========              ========


      See notes to financial statements.

Financial Highlights
Legg Mason Special Investment Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.



                                                         Primary Class                                 Navigator Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the Years
                               For the Six            For the Years Ended March 31,            For the Six  Ended March 31,
                              Months Ended   ------------------------------------------------  Months Ended ---------------
                             Sept. 30, 1996  1996      1995       1994        1993      1992  Sept. 30, 1996 1996   1995(A)
---------------------------------------------------------------------------------------------------------------------------
                               (Unaudited)                                                      (Unaudited)
Per Share Operating Performance:
    Net asset value, beginning
      of period                  $25.09     $19.96    $21.56     $17.91      $17.00     $14.59    $25.26    $20.03  $19.11
                              ---------------------------------------------------------------------------------------------
    Net investment income (loss)  (0.10)        --     (0.06)     (0.11)       0.03       0.12      0.04      0.09    0.07
    Net realized and unrealized
       gain (loss) on investments  2.11       5.60     (1.31)      3.93        1.66       2.83      2.14      5.78    0.85
                              ---------------------------------------------------------------------------------------------
    Total from investment
      operations                   2.01       5.60     (1.37)      3.82        1.69       2.95      2.18      5.87    0.92
                              ---------------------------------------------------------------------------------------------
    Distributions to share-
      holders from:
      Net investment income          --         --        --      (0.03)         --      (0.14)       --     (0.17)     --
      Net realized gain on
        investments               (0.93)     (0.47)    (0.23)     (0.14)      (0.78)     (0.40)    (0.93)    (0.47)     --
                              ---------------------------------------------------------------------------------------------
    Total distributions           (0.93)     (0.47)    (0.23)     (0.17)      (0.78)     (0.54)    (0.93)    (0.64)     --
                              ---------------------------------------------------------------------------------------------
    Net asset value, end of
      period                     $26.17     $25.09    $19.96     $21.56      $17.91     $17.00    $26.51    $25.26  $20.03
                              =============================================================================================
    Total return                   8.05%(B)  28.47%    (6.37)%    21.35%      10.50%     20.46%     8.69%(B) 29.85%   4.81%(B)
                              ---------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
    Ratios to average net assets:
      Expenses                     1.95%(C)   1.96%     1.93%      1.94%       2.00%      2.10%     0.88%(C)  0.88%   0.90%(C)
      Net investment
        income (loss)              (0.8)%(C)    --%     (0.2)%     (0.6)%       0.2%       0.8%      0.3%(C)   1.0%    1.0%(C)
    Portfolio turnover rate        24.6%(C)   35.6%     27.5%      16.7%       32.5%      56.9%     24.6%(C)  35.6%   27.5%
    Average commission
      rate paidD                $0.0509         --        --         --          --         --   $0.0509        --      --
    Net assets, end of period
      (in thousands)           $884,551   $792,240  $612,093   $565,486    $322,572   $201,772   $41,721   $35,731 $26,123




(A) For the period December 1, 1994 (commencement of Navigator Class) to March 31, 1995.
(B) Not annualized
(C) Annualized
(D) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

    See notes to financial statements.

Notes to Financial Statements
Legg Mason Special Investment Trust, Inc.


(Amounts in Thousands)  (Unaudited)
--------------------------------------------------------------------------------
1. Significant Accounting Policies:
           The Legg Mason Special Investment Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
           The Fund consists of two classes of shares: Primary Class, offered since 1985, and Navigator Class, offered to certain institutional investors since December 1, 1994. Expenses of the Fund are allocated proportionately to the two classes of shares except for 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation
           Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities are valued at cost which, when combined with accrued interest receivable, approximates current value.
      Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

      Dividends and Distributions to Shareholders
           Net investment income for dividend purposes consists of dividends and interest earned, less expenses. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Net capital gain distributions are declared and paid after the end of the tax year in which the gains are realized.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis.

      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
           Investment transactions for the six months ended September 30, 1996 (excluding short-term securities) were as follows:

           Purchases                        $130,852
           Proceeds from sales               105,532

           At September 30, 1996, the cost of securities for federal income tax purposes was $657,327. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $322,474 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $54,230.

Legg Mason Special Investment Trust, Inc.

--------------------------------------------------------------------------------
3. Fund Share Transactions:
           At September 30, 1996, there were 100,000 shares authorized at $.001 par value for all classes of the Fund. Transactions in Fund shares were as follows:

                           For the            For the
                      Six Months Ended      Year Ended
                     September 30, 1996   March 31, 1996
-------------------------------------------------------------------
      Primary Class   Shares    Amount   Shares   Amount
-------------------------------------------------------------------
      Sold            13,427 $ 337,274   20,227  $ 456,482
      Reinvestment of
        distributions  1,156    29,833      666     14,447
      Repurchased    (12,366) (309,873) (19,985)  (451,572)
-------------------------------------------------------------------
      Net increase     2,217 $  57,234      908  $  19,357
===================================================================

                           For the            For the
                      Six Months Ended      Year Ended
                     September 30, 1996   March 31, 1996
-------------------------------------------------------------------
      Navigator Class  Shares    Amount   Shares   Amount
-------------------------------------------------------------------
      Sold               225   $ 5,722      313  $ 7,199
      Reinvestment of
        distributions     51     1,328       39      859
      Repurchased       (116)   (2,964)    (242)  (5,484)
-------------------------------------------------------------------
      Net increase       160   $ 4,086      110  $ 2,574
===================================================================

4. Transactions with Affiliates:
           The Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Adviser provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee at an annual rate of 1% of average daily net assets of the Fund for the first $100 million of such assets and 0.75% of such assets exceeding $100 million, calculated daily and payable monthly. The agreement with the Adviser provides that an expense reimbursement be made to the Fund for auditing fees, compensation of the Fund's independent directors and expenses in excess of statutory limitations.
           Legg  Mason,   as  distributor  of  the  Fund,   receives  an  annual
      distribution fee of 0.75% and an annual service fee of 0.25% of the Primary Class' average daily net assets, calculated daily and payable monthly. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $112 by the transfer agent for the six months ended September 30, 1996. No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended September 30, 1996.
           In November 1995, the Fund, along with certain other Legg Mason Funds, entered into a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended September 30, 1996, the Fund had no borrowings under the line of credit.